Exhibit 99.3
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
March 2011
Table of Contents

Quarterly Key Statistics	1 - 2

Consolidated Balance Sheets	3

Loans and Leases Composition	4

Deposits Composition	5

Consolidated Quarterly Average Balance Sheets	6

Consolidated Quarterly Net Interest Margin Analysis	7

Selected Quarterly Income Statement Data	8 - 9

Quarterly Mortgage Banking Income	10

Quarterly Credit Reserves Analysis	11

Quarterly Net Charge-Off Analysis	12

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	13

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	14

Quarterly Common Stock Summary, Capital, and Other Data	15
Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

HUNTINGTON BANCSHARES INCORPORATED
Quarterly Key Statistics(1)
(Unaudited)

	2011	2010		Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	First	Fourth	First	4Q10	1Q10

Net interest income	$404,330	$415,294	$393,893	(3)%	3%
Provision for credit losses	49,385	86,973	235,008	(43)	(79)
Noninterest income	236,945	264,220	240,852	(10)	(2)
Noninterest expense	430,699	434,593	398,093	(1)	8

Income before income taxes	161,191	157,948	1,644	2	9,705
Provision (benefit) for income taxes	34,745	35,048	(38,093)	(1)	N.R.

Net income	$126,446	$122,900	$39,737	3%	218%

Dividends on preferred shares	7,703	83,754	29,357	(91)	(74)

Net income applicable to common shares	$118,743	$39,146	$10,380	203%	1,044%

Net income per common share — diluted	$0.14	$0.05	$0.01	180%	1,300%
Cash dividends declared per common share	0.01	0.01	0.01	—	—
Book value per common share at end of period	5.42	5.35	5.13	1	6
Tangible book value per common share at end of period	4.74	4.66	4.26	2	11

Average common shares — basic	863,359	757,924	716,320	14	21
Average common shares — diluted(2)	867,237	760,582	718,593	14	21

Return on average assets	0.96%	0.90%	0.31%
Return on average common shareholders’ equity	10.3	3.8	1.1
Return on average common tangible shareholders’ equity(3)	12.7	5.6	2.7
Net interest margin (4)	3.42	3.37	3.47
Efficiency ratio(5)	64.7	61.4	60.1
Effective tax rate	21.6	22.2	(2,317.1)

Average loans and leases	$38,097,210	$37,800,546	$36,979,996	1	3
Average loans and leases — linked quarter annualized growth rate	3.1%	6.3%	(1.2)%
Average earning assets	$48,344,961	$49,290,186	$46,240,486	(2)	5
Average total assets	53,368,554	54,146,249	51,702,032	(1)	3
Average core deposits (6)	39,274,265	38,949,046	37,271,725	1	5
Average core deposits — linked quarter annualized growth rate	3.3%	9.9%	5.4%
Average shareholders’ equity	$5,022,146	$5,645,445	$5,363,719	(11)	(6)

Total assets at end of period	52,948,509	53,819,642	51,866,798	(2)	2
Total shareholders’ equity at end of period	5,038,599	4,980,542	5,369,686	1	(6)

Net charge-offs (NCOs)	165,083	172,251	238,481	(4)	(31)
NCOs as a % of average loans and leases	1.73%	1.82%	2.58%
Nonaccrual loans and leases (NALs)	$636,257	$777,948	$1,766,108	(18)	(64)
NAL ratio	1.66%	2.04%	4.78%
Nonperforming assets (NPAs)	$690,886	$844,752	$1,918,368	(18)	(64)
NPA ratio	1.80%	2.21%	5.17%
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	2.96	3.28	4.00
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	3.07	3.39	4.14
ACL as a % of NALs	185	166	87
ACL as a % of NPAs	170	153	80
Tier 1 leverage ratio (7)	9.80	9.41	10.05
Tier 1 common risk-based capital ratio(7)	9.75	9.29	6.53
Tier 1 risk-based capital ratio (7)	12.04	11.55	11.97
Total risk-based capital ratio (7)	14.85	14.46	14.28
Tangible common equity / risk-weighted assets ratio	9.51	9.26	7.19
Tangible equity / tangible assets ratio(8)	8.51	8.24	9.26
Tangible common equity / tangible assets ratio(9)	7.81	7.56	5.96
N.R. — Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.
See Notes to the Quarterly Key Statistics.

Notes to the Quarterly Key Statistics

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to “Significant Items”.

(2)
For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods.

(3)
Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(6)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(7)
March 31, 2011, figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting ASC Topic 715, “Compensation — Retirement Benefits”, from the regulatory capital calculations.

(8)
Tangible equity (total equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(9)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2011	2010		March ’11 vs ’10
(dollar amounts in thousands, except number of shares)	March 31,	December 31,	March 31,	Amount	Percent
	(Unaudited)		(Unaudited)

Assets
Cash and due from banks	$1,208,820	$847,888	$1,310,640	$(101,820)	(8)%
Interest-bearing deposits in banks	129,999	135,038	364,082	(234,083)	(64)
Trading account securities	164,489	185,404	150,463	14,026	9
Loans held for sale	164,282	793,285	327,408	(163,126)	(50)
Available-for-sale and other securities	9,322,434	9,895,244	8,946,364	376,070	4
Loans and leases(1)	38,245,836	38,106,507	36,931,681	1,314,155	4
Allowance for loan and lease losses	(1,133,226)	(1,249,008)	(1,477,969)	344,743	(23)

Net loans and leases	37,112,610	36,857,499	35,453,712	1,658,898	5

Bank owned life insurance	1,471,099	1,458,224	1,422,874	48,225	3
Premises and equipment	500,736	491,602	491,573	9,163	2
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	215,251	228,620	273,952	(58,701)	(21)
Accrued income and other assets	2,214,521	2,482,570	2,681,462	(466,941)	(17)

Total Assets	$52,948,509	$53,819,642	$51,866,798	$1,081,711	2%

Liabilities and Shareholders’ Equity
Liabilities
Deposits(2)	$41,366,487	$41,853,898	$40,303,467	$1,063,020	3%
Short-term borrowings	2,051,258	2,040,732	980,839	1,070,419	109
Federal Home Loan Bank advances	21,379	172,519	157,895	(136,516)	(86)
Other long-term debt	1,900,555	2,144,092	2,727,745	(827,190)	(30)
Subordinated notes	1,487,566	1,497,216	1,266,907	220,659	17
Accrued expenses and other liabilities	1,082,665	1,130,643	1,060,259	22,406	2

Total Liabilities	47,909,910	48,839,100	46,497,112	1,412,798	3

Shareholder’s Equity

Preferred stock — authorized 6,617,808 shares-

5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000	—	—	1,329,186	(1,329,186)	(100)

8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Common stock -

Par value of $0.01	8,643	8,642	7,174	1,469	20
Capital surplus	7,584,367	7,630,093	6,735,472	848,895	13
Less treasury shares, at cost	(8,647)	(8,771)	(9,019)	372	(4)
Accumulated other comprehensive income (loss):
Unrealized losses on investment securities	(96,320)	(101,717)	(84,334)	(11,986)	14
Unrealized gains (losses) on cash flow hedging derivatives	21,288	35,710	62,163	(40,875)	(66)
Pension and other postretirement benefit adjustments	(128,889)	(131,489)	(111,302)	(17,587)	16
Retained earnings	(2,704,350)	(2,814,433)	(2,922,161)	217,811	(7)

Total Shareholders’ Equity	5,038,599	4,980,542	5,369,686	(331,087)	(6)

Total Liabilities and Shareholders’ Equity	$52,948,509	$53,819,642	$51,866,798	$1,081,711	2%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,000,000,000
Common shares issued	864,279,984	864,195,369	717,382,476
Common shares outstanding	863,398,578	863,319,435	716,556,641
Treasury shares outstanding	881,406	875,934	825,835
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	362,507	362,507	1,760,578

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

	2011		2010
(dollar amounts in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	(Unaudited)				(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$13,299	35%	$13,063	34%	$12,425	33%	$12,392	34%	$12,245	33%
Commercial real estate:
Construction	587	2	650	2	738	2	1,106	3	1,443	4
Commercial	5,711	15	6,001	16	6,174	16	6,078	16	6,013	16

Commercial real estate	6,298	17	6,651	18	6,912	18	7,184	19	7,456	20

Total commercial	19,597	52	19,714	52	19,337	51	19,576	53	19,701	53

Consumer:
Automobile	5,802	15	5,614	15	5,385	14	4,847	13	4,403	12
Home equity	7,784	20	7,713	20	7,690	21	7,510	20	7,514	20
Residential mortgage	4,517	12	4,500	12	4,511	12	4,354	12	4,614	12
Other consumer	546	1	566	1	578	2	683	2	700	3

Total consumer	18,649	48	18,393	48	18,164	49	17,394	47	17,231	47

Total loans and leases	$38,246	100%	$38,107	100%	$37,501	100%	$36,970	100%	$36,932	100%

Ending Balances by Business Segment:
Retail and Business Banking	$11,786	31%	$11,717	31%	$11,804	31%	$11,772	32%	$11,751	32%
Regional and Commercial Banking	7,917	21	7,792	20	7,373	20	7,317	20	7,227	20
AFCRE	13,154	34	13,283	35	13,167	35	12,931	35	12,739	34
WGH	5,255	14	5,176	14	5,066	14	4,864	13	4,722	13
Treasury / Other(2)	134	—	139	—	91	—	86	—	493	1

Total loans and leases	$38,246	100%	$38,107	100%	$37,501	100%	$36,970	100%	$36,932	100%

	2011		2010
	First		Fourth		Third		Second		First
Average Balances by Business Segment:
Retail and Business Banking	$11,780	31%	$11,274	30%	$11,817	32%	$11,809	32%	$11,779	32%
Regional and Commercial Banking	7,824	21	7,657	20	7,419	20	7,257	20	7,322	20
AFCRE	13,208	35	13,299	35	13,085	35	12,890	35	12,817	35
WGH	5,192	13	5,050	14	4,894	13	4,729	12	4,631	12
Treasury / Other(2)	94	—	520	1	—	—	404	1	431	1

Total loans and leases	$38,098	100%	$37,800	100%	$37,215	100%	$37,089	100%	$36,980	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry.

(2)	Comprised primarily of Franklin loans through the 2010 second quarter.

Huntington Bancshares Incorporated
Deposits Composition

	2011		2010
(dollar amounts in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	(Unaudited)				(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Demand deposits — noninterest-bearing	$7,597	18%	$7,217	17%	$6,926	17%	$6,463	16%	$6,938	17%
Demand deposits — interest-bearing	5,532	13	5,469	13	5,347	13	5,850	15	5,948	15
Money market deposits	13,105	32	13,410	32	12,679	31	11,437	29	10,644	26
Savings and other domestic deposits	4,762	12	4,643	11	4,613	11	4,652	12	4,666	12
Core certificates of deposit	8,208	20	8,525	20	8,765	21	8,974	23	9,441	23

Total core deposits	39,204	95	39,264	93	38,330	93	37,376	95	37,637	93
Other domestic deposits of $250,000 or more	531	1	675	2	730	2	678	2	684	2
Brokered deposits and negotiable CDs	1,253	3	1,532	4	1,576	4	1,373	3	1,605	4
Deposits in foreign offices	378	1	383	1	436	1	422	—	377	1

Total deposits	$41,366	100%	$41,854	100%	$41,072	100%	$39,849	100%	$40,303	100%

Total core deposits:
Commercial	$12,785	33%	$12,476	32%	$12,262	32%	$11,515	31%	$11,844	31%
Personal	26,419	67	26,788	68	26,068	68	25,861	69	25,793	69

Total core deposits	$39,204	100%	$39,264	100%	$38,330	100%	$37,376	100%	$37,637	100%

Ending Balances by Business Segment:
Retail and Business Banking	$28,984	70%	$29,298	70%	$28,808	70%	$28,542	72%	$28,335	70%
Regional and Commercial Banking	3,589	9	3,538	8	3,245	8	2,861	7	3,003	7
AFCRE	804	2	753	2	739	2	725	2	653	2
WGH	7,363	17	7,449	18	7,184	17	6,734	17	7,134	18
Treasury / Other(1)	626	2	816	2	1,096	3	987	2	1,178	3

Total deposits	$41,366	100%	$41,854	100%	$41,072	100%	$39,849	100%	$40,303	100%

	2011		2010
	First		Fourth		Third		Second		First
Average Balances by Business Segment:
Retail and Business Banking	$29,139	70%	$29,241	70%	$28,874	71%	$28,592	71%	$28,371	71%
Regional and Commercial Banking	3,666	9	3,471	8	3,090	8	3,001	7	3,130	8
AFCRE	763	2	752	2	714	1	672	2	636	1
WGH	7,394	17	7,333	18	6,867	17	6,994	17	6,759	17
Treasury / Other (1)	702	2	907	2	1,101	3	1,108	3	1,327	3

Total deposits	$41,664	100%	$41,704	100%	$40,646	100%	$40,367	100%	$40,223	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

						Change
	2011	2010				1Q11 vs 1Q10
(dollar amounts in millions)	First	Fourth	Third	Second	First	Amount	Percent
Assets
Interest-bearing deposits in banks	$130	$218	$282	$309	$348	$(218)	(63)%
Trading account securities	144	297	110	127	96	48	50
Loans held for sale	420	779	663	323	346	74	21
Available-for-sale and other securities:
Taxable	9,108	9,747	8,876	8,369	8,027	1,081	13
Tax-exempt	445	449	365	389	443	2	—

Total available-for-sale and other securities	9,553	10,196	9,241	8,758	8,470	1,083	13
Loans and leases:(1)
Commercial:
Commercial and industrial	13,121	12,767	12,393	12,244	12,314	807	7
Commercial real estate:
Construction	611	716	989	1,279	1,409	(798)	(57)
Commercial	5,913	6,082	6,084	6,085	6,268	(355)	(6)

Commercial real estate	6,524	6,798	7,073	7,364	7,677	(1,153)	(15)

Total commercial	19,645	19,565	19,466	19,608	19,991	(346)	(2)

Consumer:
Automobile	5,701	5,520	5,140	4,634	4,250	1,451	34
Home equity	7,728	7,709	7,567	7,544	7,539	189	3
Residential mortgage	4,465	4,430	4,389	4,608	4,477	(12)	—
Other consumer	559	576	653	695	723	(164)	(23)

Total consumer	18,453	18,235	17,749	17,481	16,989	1,464	9

Total loans and leases	38,098	37,800	37,215	37,089	36,980	1,118	3
Allowance for loan and lease losses	(1,231)	(1,323)	(1,384)	(1,506)	(1,510)	279	(18)

Net loans and leases	36,867	36,477	35,831	35,583	35,470	1,397	4

Total earning assets	48,345	49,290	47,511	46,606	46,240	2,105	5

Cash and due from banks	1,299	1,187	1,618	1,509	1,761	(462)	(26)
Intangible assets	665	679	695	710	725	(60)	(8)
All other assets	4,291	4,313	4,277	4,384	4,486	(195)	(4)

Total Assets	$53,369	$54,146	$52,717	$51,703	$51,702	$1,667	3%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	$7,333	$7,188	$6,768	$6,849	$6,627	$706	11%
Demand deposits — interest-bearing	5,357	5,317	5,319	5,971	5,716	(359)	(6)
Money market deposits	13,492	13,158	12,336	11,103	10,340	3,152	30
Savings and other domestic deposits	4,701	4,640	4,639	4,677	4,613	88	2
Core certificates of deposit	8,391	8,646	8,948	9,199	9,976	(1,585)	(16)

Total core deposits	39,274	38,949	38,010	37,799	37,272	2,002	5
Other domestic deposits of $250,000 or more	606	737	690	661	698	(92)	(13)
Brokered deposits and negotiable CDs	1,410	1,575	1,495	1,505	1,843	(433)	(23)
Deposits in foreign offices	374	443	451	402	410	(36)	(9)

Total deposits	41,664	41,704	40,646	40,367	40,223	1,441	4
Short-term borrowings	2,134	2,134	1,739	966	927	1,207	130
Federal Home Loan Bank advances	30	112	188	212	179	(149)	(83)
Subordinated notes and other long-term debt	3,525	3,558	3,672	3,836	4,062	(537)	(13)

Total interest bearing liabilities	40,020	40,320	39,477	38,532	38,764	1,256	3

All other liabilities	994	993	952	924	947	47	5
Shareholders’ equity	5,022	5,645	5,520	5,398	5,364	(342)	(6)

Total Liabilities and Shareholders’ Equity	$53,369	$54,146	$52,717	$51,703	$51,702	$1,667	3%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	2011	2010
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Assets
Interest-bearing deposits in banks	0.11%	0.63%	0.21%	0.20%	0.18%
Trading account securities	1.37	1.98	1.20	1.74	2.15
Loans held for sale	4.08	4.01	5.75	5.02	4.98
Available-for-sale and other securities:
Taxable	2.53	2.42	2.77	2.85	2.94
Tax-exempt	4.70	4.59	4.70	4.62	4.37

Total available-for-sale and other securities	2.63	2.52	2.84	2.93	3.01
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	4.57	4.94	5.14	5.31	5.60
Commercial real estate:
Construction	3.36	3.07	2.83	2.61	2.66
Commercial	3.93	3.92	3.91	3.69	3.60

Commercial real estate	3.88	3.83	3.76	3.49	3.43

Total commercial	4.34	4.56	4.64	4.63	4.76

Consumer:
Automobile	5.22	5.46	5.79	6.46	6.63
Home equity	4.54	4.64	4.74	5.26	5.59
Residential mortgage	4.76	4.82	4.97	4.70	4.89
Other consumer	7.85	7.92	7.10	6.84	7.00

Total consumer	4.90	5.04	5.19	5.49	5.73

Total loans and leases	4.61	4.79	4.90	5.04	5.21

Total earning assets	4.24%	4.29%	4.49%	4.63%	4.82%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits — interest-bearing	0.09	0.13	0.17	0.22	0.22
Money market deposits	0.50	0.77	0.86	0.93	1.00
Savings and other domestic deposits	0.81	0.90	0.99	1.07	1.19
Core certificates of deposit	2.07	2.11	2.31	2.68	2.93

Total core deposits	0.89	1.05	1.18	1.33	1.51
Other domestic deposits of $250,000 or more	1.08	1.21	1.28	1.37	1.44
Brokered deposits and negotiable CDs	1.11	1.53	2.21	2.56	2.49
Deposits in foreign offices	0.20	0.17	0.22	0.19	0.19

Total deposits	0.90	1.06	1.21	1.37	1.55
Short-term borrowings	0.18	0.20	0.22	0.21	0.21
Federal Home Loan Bank advances	2.98	0.95	1.25	1.93	2.71
Subordinated notes and other long-term debt	2.34	2.15	2.15	2.05	2.25

Total interest bearing liabilities	0.99	1.11	1.25	1.41	1.60

Net interest rate spread	3.21	3.16	3.24	3.22	3.22
Impact of noninterest-bearing funds on margin	0.21	0.21	0.21	0.24	0.25

Net interest margin	3.42%	3.37%	3.45%	3.46%	3.47%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 8 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	2011	2010				1Q11 vs 1Q10
(dollar amounts in thousands, except per share amounts)	First	Fourth	Third	Second	First	Amount	Percent
Interest income	$501,877	$528,291	$534,669	$535,653	$546,779	$(44,902)	(8)%
Interest expense	97,547	112,997	124,707	135,997	152,886	(55,339)	(36)

Net interest income	404,330	415,294	409,962	399,656	393,893	10,437	3
Provision for credit losses	49,385	86,973	119,160	193,406	235,008	(185,623)	(79)

Net interest income after provision for credit losses	354,945	328,321	290,802	206,250	158,885	196,060	123

Service charges on deposit accounts	54,324	55,810	65,932	75,934	69,339	(15,015)	(22)
Mortgage banking income	22,684	53,169	52,045	45,530	25,038	(2,354)	(9)
Trust services	30,742	29,394	26,997	28,399	27,765	2,977	11
Electronic banking	28,786	28,900	28,090	28,107	25,137	3,649	15
Insurance income	17,945	19,678	19,801	18,074	18,860	(915)	(5)
Brokerage income	20,511	16,953	16,575	18,425	16,902	3,609	21
Bank owned life insurance income	14,819	16,113	14,091	14,392	16,470	(1,651)	(10)
Automobile operating lease income	8,847	10,463	11,356	11,842	12,303	(3,456)	(28)
Securities (losses) gains	40	(103)	(296)	156	(31)	71	N.R.
Other income	38,247	33,843	32,552	28,784	29,069	9,178	32

Total noninterest income	236,945	264,220	267,143	269,643	240,852	(3,907)	(2)

Personnel costs	219,028	212,184	208,272	194,875	183,642	35,386	19
Outside data processing and other services	40,282	40,943	38,553	40,670	39,082	1,200	3
Net occupancy	28,436	26,670	26,718	25,388	29,086	(650)	(2)
Deposit and other insurance expense	17,896	23,320	23,406	26,067	24,755	(6,859)	(28)
Professional services	13,465	21,021	20,672	24,388	22,697	(9,232)	(41)
Equipment	22,477	22,060	21,651	21,585	20,624	1,853	9
Marketing	16,895	16,168	20,921	17,682	11,153	5,742	51
Amortization of intangibles	13,370	15,046	15,145	15,141	15,146	(1,776)	(12)
OREO and foreclosure expense	3,931	10,502	12,047	4,970	11,530	(7,599)	(66)
Automobile operating lease expense	6,836	8,142	9,159	9,667	10,066	(3,230)	(32)
Other expense	48,083	38,537	30,765	33,377	30,312	17,771	59

Total noninterest expense	430,699	434,593	427,309	413,810	398,093	32,606	8

Income before income taxes	161,191	157,948	130,636	62,083	1,644	159,547	9,705
Provision (benefit) for income taxes	34,745	35,048	29,690	13,319	(38,093)	72,838	N.R

Net income	$126,446	$122,900	$100,946	$48,764	$39,737	$86,709	218

Dividends on preferred shares	7,703	83,754	29,495	29,426	29,357	(21,654)	(74)

Net income applicable to common shares	$118,743	$39,146	$71,451	$19,338	$10,380	$108,363	1,044%

Average common shares — basic	863,359	757,924	716,911	716,580	716,320	147,039	21%
Average common shares — diluted(2)	867,237	760,582	719,567	719,387	718,593	148,644	21

Per common share
Net income — basic	$0.14	$0.05	$0.10	$0.03	$0.01	$0.13	1,300%
Net income — diluted	0.14	0.05	0.10	0.03	0.01	0.13	1,300
Cash dividends declared	0.01	0.01	0.01	0.01	0.01	—	—

Return on average total assets	0.96%	0.90%	0.76%	0.38%	0.31%	0.65%	210
Return on average common shareholders’ equity	10.3	3.8	7.4	2.1	1.1	9.2	836
Return on average common tangible shareholders’ equity(3)	12.7	5.6	10.0	3.8	2.7	10.0	370
Net interest margin(4)	3.42	3.37	3.45	3.46	3.47	(0.05)	(1)
Efficiency ratio(5)	64.7	61.4	60.6	59.4	60.1	4.6	8
Effective tax rate	21.6	22.2	22.7	21.5	(2,317.1)	2,338.7	N.R

Revenue — fully-taxable equivalent (FTE)
Net interest income	$404,330	$415,294	$409,962	$399,656	$393,893	$10,437	3
FTE adjustment	3,945	3,708	2,631	2,490	2,248	1,697	75

Net interest income(4)	408,275	419,002	412,593	402,146	396,141	12,134	3
Noninterest income	236,945	264,220	267,143	269,643	240,852	(3,907)	(2)

Total revenue(4)	$645,220	$683,222	$679,736	$671,789	$636,993	$8,227	1%

N.R. — Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to “Significant Items” for additional discussion regarding these key factors.

(2)
For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010, and January 2011, respectively.

(3)
Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2011	2010				1Q11 vs 1Q10
(dollar amounts in thousands, except as noted)	First	Fourth	Third	Second	First	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$19,799	$48,236	$35,840	$19,778	$13,586	$6,213	46%
Servicing fees	12,546	11,474	12,053	12,178	12,418	128	1
Amortization of capitalized servicing	(9,863)	(13,960)	(13,003)	(10,137)	(10,065)	202	(2)
Other mortgage banking income	3,769	4,789	4,966	3,664	3,210	559	17

Subtotal	26,251	50,539	39,856	25,483	19,149	7,102	37

MSR valuation adjustment(1)	774	31,319	(12,047)	(26,221)	(5,772)	6,546	N.R.
Net trading (losses) gains related to MSR hedging	(4,341)	(28,689)	24,236	46,268	11,661	(16,002)	N.R.

Total mortgage banking income	$22,684	$53,169	$52,045	$45,530	$25,038	$(2,354)	(9)%

Mortgage originations (in millions)	$929	$1,827	$1,619	$1,161	$869	$60	7%
Average trading account securities used to hedge MSRs (in millions)	46	184	23	28	18	28	156
Capitalized mortgage servicing rights(2)	202,559	196,194	161,594	179,138	207,552	(4,993)	(2)
Total mortgages serviced for others (in millions)(2)	16,456	15,933	15,713	15,954	15,968	488	3
MSR % of investor servicing portfolio(2)	1.23%	1.23%	1.03%	1.12%	1.30%	(0.07)%	(5)

Net impact of MSR hedging
MSR valuation adjustment(1)	$774	$31,319	$(12,047)	$(26,221)	$(5,772)	$6,546	N.R. %
Net trading (losses) gains related to MSR hedging	(4,341)	(28,689)	24,236	46,268	11,661	(16,002)	N.R.
Net interest income related to MSR hedging	99	713	32	58	169	(70)	(41)

Net (loss) gain of MSR hedging	$(3,468)	$3,343	$12,221	$20,105	$6,058	$(9,526)	(157)%

N.R. — Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2011	2010
(dollar amounts in thousands)	First	Fourth	Third	Second	First

Allowance for loan and lease losses, beginning of period	$1,249,008	$1,336,352	$1,402,160	$1,477,969	$1,482,479
Loan and lease losses	(199,007)	(205,587)	(221,144)	(312,954)	(264,222)
Recoveries of loans previously charged off	33,924	33,336	36,630	33,726	25,741

Net loan and lease losses	(165,083)	(172,251)	(184,514)	(279,228)	(238,481)

Provision for loan and lease losses	49,301	84,907	118,788	203,633	233,971
Allowance of assets sold	—	—	(82)	(214)	—

Allowance for loan and lease losses, end of period	$1,133,226	$1,249,008	$1,336,352	$1,402,160	$1,477,969

Allowance for unfunded loan commitments and letters of credit, beginning of period	$42,127	$40,061	$39,689	$49,916	$48,879

Provision for (reduction in) unfunded loan commitments and letters of credit losses	84	2,066	372	(10,227)	1,037

Allowance for unfunded loan commitments and letters of credit, end of period	$42,211	$42,127	$40,061	$39,689	$49,916

Total allowance for credit losses, end of period	$1,175,437	$1,291,135	$1,376,413	$1,441,849	$1,527,885

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.96%	3.28%	3.56%	3.79%	4.00%
Nonaccrual loans and leases (NALs)	178	161	136	117	84
Nonperforming assets (NPAs)	164	148	121	89	77

Total allowance for credit losses (ACL) as % of:
Total loans and leases	3.07%	3.39%	3.67%	3.90%	4.14%
Nonaccrual loans and leases	185	166	140	120	87
Nonperforming assets	170	153	125	91	80

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2011	2010
(dollar amounts in thousands)	First	Fourth	Third	Second	First

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$42,191	$59,124	$62,241	$58,128	$75,439
Commercial real estate:
Construction	28,400	11,084	17,936	45,562	34,426
Commercial	39,283	33,787	45,725	36,169	50,873

Commercial real estate	67,683	44,871	63,661	81,731	85,299

Total commercial	109,874	103,995	125,902	139,859	160,738

Consumer:
Automobile	4,712	7,035	5,570	5,436	8,531
Home equity(1)	26,715	29,175	27,827	44,470	37,901
Residential mortgage(2)(3)	18,932	26,775	18,961	82,848	24,311
Other consumer	4,850	5,271	6,254	6,615	7,000

Total consumer	55,209	68,256	58,612	139,369	77,743

Total net charge-offs	$165,083	$172,251	$184,514	$279,228	$238,481

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	1.29%	1.85%	2.01%	1.90%	2.45%
Commercial real estate:
Construction	18.59	6.19	7.25	14.25	9.77
Commercial	2.66	2.22	3.01	2.38	3.25

Commercial real estate	4.15	2.64	3.60	4.44	4.44

Total commercial	2.24	2.13	2.59	2.85	3.22

Consumer:
Automobile	0.33	0.51	0.43	0.47	0.80
Home equity(1)	1.38	1.51	1.47	2.36	2.01
Residential mortgage(2)(3)	1.70	2.42	1.73	7.19	2.17
Other consumer	3.47	3.66	3.83	3.81	3.87

Total consumer	1.20	1.50	1.32	3.19	1.83

Net charge-offs as a % of average loans	1.73%	1.82%	1.98%	3.01%	2.58%

(1)
The 2010 second quarter included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $1,262 thousand of other Franklin-related net charge-offs.

(2)
The 2010 second quarter included net charge-offs of $60,822 thousand associated with the transfer of Franklin-related loans to loans held for sale and $3,403 thousand of other Franklin-related net charge-offs.

(3)	The 2010 fourth quarter included net charge-offs of $16,389 thousand related to the sale of certain underperforming residential mortgage loans.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	2011	2010
(dollar amounts in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,

Nonaccrual loans and leases (NALs):
Commercial and industrial	$260,397	$346,720	$398,353	$429,561	$511,588
Commercial real estate	305,793	363,692	478,754	663,103	826,781
Residential mortgage	44,812	45,010	82,984	86,486	372,950
Home equity	25,255	22,526	21,689	22,199	54,789

Total nonaccrual loans and leases	636,257	777,948	981,780	1,201,349	1,766,108

Other real estate, net:
Residential	28,668	31,649	65,775	71,937	68,289
Commercial	25,961	35,155	57,309	67,189	83,971

Total other real estate, net	54,629	66,804	123,084	139,126	152,260
Impaired loans held for sale(1)	—	—	—	242,227	—

Total nonperforming assets	$690,886	$844,752	$1,104,864	$1,582,702	$1,918,368

Nonperforming Franklin assets:
Residential mortgage	$—	$—	$—	$—	297,967
Home Equity	—	—	—	—	31,067
OREO	5,971	9,477	15,330	24,515	24,423
Impaired loans held for sale	—	—	—	242,227	—

Total nonperforming Franklin assets	$5,971	$9,477	$15,330	$266,742	$353,457

Nonaccrual loans and leases as a % of total loans and leases	1.66%	2.04%	2.62%	3.25%	4.78%

NPA ratio(2)	1.80	2.21	2.94	4.24	5.17

	2011	2010
	First	Fourth	Third	Second	First

Nonperforming assets, beginning of period	$844,752	$1,104,864	$1,582,702	$1,918,368	$2,058,091
New nonperforming assets	192,044	237,802	278,388	171,595	237,914
Franklin impact, net	(3,506)	(5,853)	(251,412)	(86,715)	14,957
Returns to accruing status	(70,886)	(100,051)	(111,168)	(78,739)	(80,840)
Loan and lease losses	(128,730)	(126,047)	(151,013)	(173,159)	(185,387)
OREO losses	1,492	(5,117)	(5,302)	2,483	(4,160)
Payments	(87,041)	(191,296)	(210,612)	(140,881)	(107,640)
Sales	(57,239)	(69,550)	(26,719)	(30,250)	(14,567)

Nonperforming assets, end of period	$690,886	$844,752	$1,104,864	$1,582,702	$1,918,368

(1)	The June 30, 2010, figure represented NALs associated with the transfer of Franklin-related residential mortgage and home equity loans to loans held for sale.

(2)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, and net other real estate owned.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans
(Unaudited)

	2011	2010
(dollar amounts in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,

Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—	$—	$—	$475
Residential mortgage (excluding loans guaranteed by the U.S. Government)	41,858	53,983	56,803	47,036	72,702
Home equity	24,130	23,497	27,160	26,797	29,438
Other consumer	7,578	10,177	11,423	9,533	10,598

Total, excl. loans guaranteed by the U.S. Government	73,566	87,657	95,386	83,366	113,213
Add: loans guaranteed by U.S. Government	94,440	98,288	94,249	95,421	96,814

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$168,006	$185,945	$189,635	$178,787	$210,027

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19%	0.23%	0.25%	0.23%	0.31%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.25	0.26	0.26	0.26	0.26

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.44	0.49	0.51	0.49	0.57

Accruing troubled debt restructured loans
Commercial	$206,462	$222,632	$157,971	$141,353	$117,667
Residential mortgage	333,492	328,411	287,481	269,570	242,870
Other consumer	78,488	76,586	73,210	65,061	62,148

Total accruing troubled debt restructured loans	$618,442	$627,629	$518,662	$475,984	$422,685

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2011	2010
(dollar amounts in thousands, except per share amounts)	First	Fourth	Third	Second	First

Common stock price, per share
High(1)	$7.700	$7.000	$6.450	$7.400	$5.810
Low(1)	6.380	5.430	5.040	5.260	3.650
Close	6.640	6.870	5.690	5.540	5.390
Average closing price	6.981	6.050	5.787	6.130	4.840

Dividends, per share
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01

Common shares outstanding
Average — basic	863,359	757,924	716,911	716,580	716,320
Average — diluted(2)	867,237	760,582	719,567	719,387	718,593
Ending	863,399	863,319	717,132	716,623	716,557

Book value per common share	$5.42	$5.35	$5.39	$5.22	$5.13
Tangible book value per common share(3)	4.74	4.66	4.55	4.37	4.26

	2011	2010
(dollar amounts in millions)	March 31,	December 31,	September 30,	June 30,	March 31,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,039	$4,981	$5,567	$5,438	$5,370
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(215)	(229)	(244)	(259)	(274)
Add: related deferred tax liability(3)	75	80	85	91	95

Total tangible equity	4,455	4,388	4,964	4,826	4,747
Less: preferred equity	(363)	(363)	(1,700)	(1,696)	(1,692)

Total tangible common equity	$4,092	$4,025	$3,264	$3,130	$3,055

Total assets	$52,949	$53,820	$53,247	$51,771	$51,867
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(215)	(229)	(244)	(259)	(274)
Add: related deferred tax liability(3)	75	80	85	91	95

Total tangible assets	$52,365	$53,227	$52,644	$51,159	$51,244

Tangible equity / tangible asset ratio	8.51%	8.24%	9.43%	9.43%	9.26%
Tangible common equity / tangible asset ratio	7.81	7.56	6.20	6.12	5.96

Other capital data:
Total risk-weighted assets	$43,025	$43,471	$42,759	$42,486	$42,522

Tier 1 leverage ratio	9.80%	9.41%	10.54%	10.45%	10.05%
Tier 1 common risk-based capital ratio	9.75	9.29	7.39	7.06	6.53
Tier 1 risk-based capital ratio	12.04	11.55	12.82	12.51	11.97
Total risk-based capital ratio	14.85	14.46	15.08	14.79	14.28
Tangible common equity / risk-weighted assets ratio	9.51	9.26	7.63	7.37	7.19

Other data:
Number of employees (full-time equivalent)	11,319	11,341	11,279	11,117	10,678
Number of domestic full-service branches(4)	622	620	617	617	617

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)
For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	Includes 9 WGH offices.